UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08266

Exact name of registrant as specified in charter:	The India Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2022

Item 1 - Reports to Stockholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

The India Fund, Inc. (IFN)

Semi-annual Report
June 30, 2022

abrdn.com

Managed Distribution Policy (unaudited)

The Board of Directors of The India Fund, Inc. (the "Fund") has authorized a managed distribution policy ("MDP") of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the average daily net asset value ("NAV") for the previous three months as of the month-end prior to declaration.

The Fund's distributions will be paid in newly issued shares of common stock of the Fund to all shareholders who have not otherwise elected to receive cash. Shareholders may request to be paid their quarterly distributions in cash instead of shares of common stock by providing advance notice to the bank, brokerage or nominee who holds their shares if the shares are in "street name" or by filling out in advance an election card received from Computershare Investor Services if the shares are in registered form.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund's MDP exemptive order. The Fund's Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund's investment performance from the amount of distributions or from the terms of the Fund's MDP.

Distribution Disclosure Classification (unaudited)

The Fund's policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, December 31, 2022. Under Section 19 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles (GAAP), the Fund estimates the distributions for the fiscal year commenced January 1, 2022 through the distribution declared on August 9, 2022 consisted of 100% net realized gains.

In January 2023, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2022 calendar year.

The India Fund, Inc.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of The India Fund, Inc. (the "Fund") for the six-month period ended June 30, 2022. The Fund's investment objective is long-term capital appreciation, which the Fund seeks to achieve by investing primarily in the equity securities of Indian companies.

Total Investment Return1

For the six-month period ended June 30, 2022, the total return to shareholders of the Fund based on the net asset value ("NAV") and market price, respectively, of the Fund compared to the Fund's benchmark are as follows:

6-Month
NAV[2,3]	-19.6%
Market Price[2]	-17.9%
MSCI India Index (Net)[4]	-15.3%

For more information about Fund performance, please visit the Fund on the web at www.abrdnifn.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.

NAV, Market Price and Premium/Discount

The below table represents comparison from current fiscal year end to prior fiscal year end of market price to NAV and associated premium(+)/discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
6/30/2022	$17.75	$16.30	-8.2%
12/31/2021	$23.47	$21.10	-10.1%

Throughout the six-month period ended June 30, 2022, the Fund's NAV was within a range of $17.39 to $24.42 and the Fund's market price was within a range of $15.77 to $22.25. Throughout the six-month period ended June 30, 2022, the Fund's shares traded within a range of premium(+)/discount(-) of -6.5% to -12.9%.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the average daily NAV for the previous three months as of the month-end prior to declaration. In February 2022, the Board determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in March 2022. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.

On February 23, 2022, the Board approved an amendment to the Fund's quarterly distribution policy such that distributions will be paid in newly issued shares of common stock of the Fund to all shareholders who have not otherwise elected to receive cash, effective with the distribution payable in June 2022.

On August 9, 2022, the Fund announced that it will pay on September 30, 2022, a stock distribution of US $0.46 per share to all shareholders of record as of August 24, 2022. This stock distribution will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Shares of common stock will be issued at the lower of the NAV per share or the market price per share with a floor for the NAV of not less than 95% of the market price. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts at Computershare Investor Services who will have whole and fractional shares added to their account.

Shareholders may request to be paid their quarterly distributions in cash instead of shares of common stock by providing advance notice to the bank, brokerage or nominee who holds their shares if the shares are in "street name" or by filling out in advance an election card

1	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
2	Assuming the reinvestment of dividends and distributions.
3	The Fund's total return is based on the reported net asset value ("NAV") for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
4	The MSCI India Index (Net) is designed to measure the performance of the large and mid-cap segments of the Indian market. With 109 constituents, the index covers approximately 85% of the Indian equity universe. The Index is calculated net of withholding taxes, to which the Fund is generally subject. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For more information about Fund performance, please visit http://www.abrdnifn.com.

The India Fund, Inc.       1

Letter to Shareholders (unaudited) (continued)

received from Computershare Investor Services if the shares are in registered form.

The Fund is covered under exemptive relief received by the Fund's investment manager from the U.S. Securities and Exchange Commission (SEC) that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.

Elective Stock Distribution

On December 9, 2021, the Board of Directors declared the payment of an elective cash distribution to be paid in the amount of $0.80 per share of common stock, on January 31, 2022, to shareholders of record at the close of business on December 20, 2021. As announced, the distribution was payable in shares of the Fund's common stock. However, stockholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash paid out in the distribution was not limited. The common stock distributed was valued at $21.77 per share, which equaled the average trading price of the Fund's common shares on the NYSE as of the close of trading during a three-business day period ended on January 20, 2022. Following the closing of the elective cash distribution, the Fund's number of outstanding shares was 27,317,259.

Open Market Repurchase Program

The Board has authorized Fund management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. During the six-month period ended June 30, 2022, the Fund did not repurchase any shares. The Fund reports repurchase activity on the Fund's website on a monthly basis.

Portfolio Holdings Disclosure

The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semiannual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC's website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465 and (ii) on the SEC's website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered "unclaimed property" due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state's statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.

COVID-19

The COVID-19 pandemic has caused major disruption to economies and markets around the world, including the United States. Financial markets have experienced losses and some sectors of the economy and individual issuers have experienced particularly large losses. Although many financial markets have generally recovered from such losses, market volatility has continued. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

abrdn Rebrand

abrdn plc, formerly known as Standard Life Aberdeen plc, was renamed on September 27, 2021. In connection with this re-branding, the

2        The India Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

entities within abrdn plc group, including investment advisory entities, have been or will be renamed in the near future. The internet address for the Fund's website has changed from www.aberdeenifn.com to www.abrdnifn.com, effective as of June 30, 2022. The old address will continue to redirect to the new address for at least a year.

Investor Relations Information

As part of abrdn's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenifn.com. Here, you can view monthly fact sheets, quarterly commentary, distribution performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in abrdn's email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences

Contact Us:

•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter;
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Alan R. Goodson

Alan R. Goodson

President

All amounts are U.S. Dollars unless otherwise stated.

The India Fund, Inc.       3

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund total investment return compared to the Fund's primary benchmark for the six-month (not annualized), 1-year, 3-year, 5-year and 10-year periods as of June 30, 2022.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-19.6%	-12.9%	3.0%	4.3%	8.8%
Market Price	-17.9%	-13.7%	3.8%	4.8%	9.2%
MSCI India Index (Net)	-15.3%	-4.8%	7.3%	7.3%	8.1%

Performance of a $10,000 Investment (as of June 30, 2022)

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

abrdn Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower if the Fund's investor services fees exceeded such limit during the relevant period. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund's dividend reinvestment program. All return data includes fees charged to the Fund, which are listed in the Fund's Statement of Operations under "Expenses." The Fund's total investment return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund's dividend reinvestment program. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnifn.com or by calling 800-522-5465.

The annualized net operating expense ratio based on the six-month period ended June 30, 2022 was 1.38%.

4        The India Fund, Inc.

Portfolio Summary (as a percentage of net assets) (unaudited)

As of June 30, 2022

The following table summarizes the sector composition of the Fund's portfolio, in S&P Global Inc.'s Global Industry Classification Standard ("GICS").

Sectors
Financials	28.5%*
Information Technology	19.2%
Consumer Staples	10.5%
Communication Services	7.6%
Materials	6.8%
Utilities	6.5%
Consumer Discretionary	6.1%
Industrials	6.0%
Health Care	6.0%
Real Estate	3.0%
Energy	1.9%
Short-Term Investments	0.2%
Liabilities in Excess of Other Assets	(2.3)%
100.0%

*	The sectors, as classified by GICS, are comprised of several industries. As of June 30, 2022, the Fund did not have more than 25% of its assets invested in any industry. As of June 30, 2022, the Fund's holdings in the Financials sector consisted of four industries: Banks, Thrifts and Mortgage Finance, Insurance and Diversified Financial Services which represented 13.8%, 8.5%, 4.2% and 2.0%, respectively, of the Fund's net assets.

Top Ten Holdings
Infosys Ltd.	9.9%
Housing Development Finance Corp. Ltd.	8.0%
Tata Consultancy Services Ltd.	7.0%
ICICI Bank Ltd.	6.9%
Hindustan Unilever Ltd.	6.0%
Bharti Airtel Ltd.	4.7%
Power Grid Corp. of India Ltd.	4.2%
Kotak Mahindra Bank Ltd.	3.6%
Maruti Suzuki India Ltd.	3.3%
HDFC Bank Ltd.	3.2%

The India Fund, Inc.       5

Portfolio of Investments (unaudited)

As of June 30, 2022

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS—102.1%
COMMON STOCKS—102.1%
INDIA—102.1%
Communication Services—7.6%
Affle India Ltd.(a)	726,340	$ 9,834,486
Bharti Airtel Ltd.(a)	2,790,920	23,554,271
Info Edge India Ltd.	80,500	3,876,754
		37,265,511
Consumer Discretionary—6.1%
Crompton Greaves Consumer Electricals Ltd.	1,877,914	8,117,878
FSN E-Commerce Ventures Ltd.(a)	322,494	5,719,446
Maruti Suzuki India Ltd.	149,174	16,017,180
		29,854,504
Consumer Staples—10.5%
Hindustan Unilever Ltd.	1,047,818	29,568,138
ITC Ltd.	3,544,277	12,252,560
Nestle India Ltd.	43,700	9,602,171
		51,422,869
Energy—1.9%
Aegis Logistics Ltd.	3,448,500	9,197,300
Financials—28.5%
Aptus Value Housing Finance India Ltd.(a)	778,402	2,713,983
HDFC Bank Ltd.	927,751	15,844,395
Housing Development Finance Corp. Ltd.	1,427,254	39,182,728
ICICI Bank Ltd.	3,794,484	34,041,148
Kotak Mahindra Bank Ltd.	842,476	17,784,894
PB Fintech Ltd.(a)	699,266	5,034,763
Piramal Enterprises Ltd.	478,813	10,132,232
SBI Life Insurance Co. Ltd.(b)	1,112,258	15,178,093
Star Health & Allied Insurance Co. Ltd.(a)	60,759	377,971
		140,290,207
Health Care—6.0%
Fortis Healthcare Ltd.(a)	3,423,200	10,365,427
Sanofi India Ltd.	50,570	4,123,278
Syngene International Ltd.(b)	1,325,000	9,190,121
Vijaya Diagnostic Centre Pvt Ltd.(a)	1,379,588	5,831,225
		29,510,051

6        The India Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2022

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
INDIA (continued)
Industrials—6.0%
Container Corp. of India Ltd.	1,609,015	$ 12,110,714
Delhivery Ltd.(a)	784,642	5,027,432
Larsen & Toubro Ltd.	632,407	12,518,668
		29,656,814
Information Technology—19.2%
Infosys Ltd.	2,624,974	48,709,024
Mphasis Ltd.	384,748	11,198,527
Tata Consultancy Services Ltd.	827,237	34,325,242
		94,232,793
Materials—6.8%
Asian Paints Ltd.	336,791	11,469,551
Hindalco Industries Ltd.	1,562,673	6,719,960
UltraTech Cement Ltd.	216,971	15,306,530
		33,496,041
Real Estate—3.0%
Godrej Properties Ltd.(a)	424,585	6,367,927
Prestige Estates Projects Ltd.	1,758,469	8,637,842
		15,005,769
Utilities—6.5%
Azure Power Global Ltd.(a)	367,452	4,188,953
Power Grid Corp. of India Ltd.	7,631,684	20,485,613
ReNew Energy Global PLC, Class A(a)	1,149,900	7,439,853
		32,114,419
Total Common Stocks		502,046,278
UNITED STATES—0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.43%(c)	744,774	744,774
Total Money Market Funds		744,774
Total Investments (Cost $345,108,550)(d)—102.3%		502,791,052
Liabilities in Excess of Other Assets—(2.3)%		(11,296,151)
Net Assets—100.0%		$491,494,901

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of June 30, 2022.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC Public Limited Company

See Notes to Financial Statements.

The India Fund, Inc.       7

Statement of Assets and Liabilities (unaudited)

As of June 30, 2022

Assets
Investments, at value (cost $345,108,550)	$502,791,052
Foreign currency, at value (cost $1,975,060)	1,972,800
Receivable for investments sold	2,248,897
Interest and dividends receivable	928,510
Prepaid expenses	82,828
Total assets	508,024,087
Liabilities
Deferred foreign capital gains tax	12,653,188
Payable for investments purchased	2,986,322
Investment management fees payable (Note 3)	449,596
Investor relations fees payable (Note 3)	35,168
Administration fees payable (Note 3)	32,755
Director fees payable	25,934
Other accrued expenses	346,223
Total liabilities	16,529,186

Net Assets	$491,494,901
Composition of Net Assets
Capital stock (par value $.001 per share) (Note 5)	$ 27,696
Paid-in capital in excess of par	311,388,801
Distributable earnings	180,078,404
Net Assets	$491,494,901
Net asset value per share based on 27,696,490 shares issued and outstanding	$ 17.75

See Notes to Financial Statements.

8       The India Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended June 30, 2022

Net Investment Income:
Income
Dividends and other income (net of foreign withholding taxes of $757,204)	$ 2,821,086
Total Investment Income	2,821,086
Expenses:
Investment management fee (Note 3)	3,040,119
Administration fee (Note 3)	226,250
Custodian's fees and expenses	138,830
Directors' fees and expenses	128,684
Legal fees and expenses	80,094
Insurance expense	78,768
Investor relations fees and expenses (Note 3)	71,257
Independent auditors' fees and expenses	49,115
Reports to shareholders and proxy solicitation	47,031
Transfer agent's fees and expenses	24,299
Miscellaneous	30,469
Net expenses	3,914,916

Net Investment Loss	(1,093,830)
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	44,429,653
Foreign currency transactions	(246,106)
44,183,547
Net change in unrealized appreciation/(depreciation) on:
Investments (including $17,174,064 change in deferred capital gains tax) (Note 2f)	(167,706,712)
Foreign currency translation	(110,247)
(167,816,959)
Net realized and unrealized (loss) from investments and foreign currency transactions	(123,633,412)
Net Decrease in Net Assets Resulting from Operations	$(124,727,242)

See Notes to Financial Statements.

The India Fund, Inc.       9

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2022 (unaudited)	For the Year Ended December 31, 2021
Increase/(Decrease) in Net Assets:
Operations:
Net investment loss	$ (1,093,830)	$ (3,111,560)
Net realized gain from investment and foreign currency related transactions	44,183,547	106,574,249
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(167,816,959)	(4,105,717)
Net increase/(decrease) in net assets resulting from operations	(124,727,242)	99,356,972
Distributions to Shareholders From:
Distributable earnings	(30,322,158)	(86,363,686)
Net decrease in net assets from distributions	(30,322,158)	(86,363,686)
Capital Transactions:
Issuance of 791,915 and 0 shares of common stock, respectively, due to stock distribution (Note 5)	15,120,088	–
Change in net assets from capital transactions	15,120,088	–
Change in net assets resulting from operations	(139,929,312)	12,993,286
Net Assets:
Beginning of period	631,424,213	618,430,927
End of period	$491,494,901	$631,424,213

Amount listed as "–" are $0 or round to $0

See Notes to Financial Statements.

10       The India Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended June 30, 2022		For the Fiscal Years Ended December 31,
	(unaudited)		2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period	$23.47		$22.99	$22.60	$23.84	$29.50	$24.24
Net investment income/(loss)	(0.04)		(0.12)	(0.04)	0.03	(0.04)	(0.01)
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	(4.53)		3.81	2.38	1.06	(1.25)	8.37
Total from investment operations	(4.57)		3.69	2.34	1.09	(1.29)	8.36
Dividends and distributions to shareholders from:
Net investment income	(1.11)		(0.09)	(1.10)	(0.01)	(0.77)	–
Net realized gains	–		(3.12)	–	(2.32)	(3.73)	(3.16)
Tax return of capital	–		–	(0.85)	–	–	–
Total dividends and distributions to shareholders	(1.11)		(3.21)	(1.95)	(2.33)	(4.50)	(3.16)
Capital Share Transactions:
Impact due to open market repurchase policy (Note 6)	–		–	–	–	0.13	0.06
Impact of stock distribution	(0.04)		–	–	–	–	–
Total capital share transactions	(0.04)		–	–	–	0.13	0.06
Net asset value, end of period	$17.75		$23.47	$22.99	$22.60	$23.84	$29.50
Market value, end of period	$16.30		$21.10	$19.96	$20.13	$20.24	$26.12
Total Investment Return Based on(b):
Market value	(17.88%	)	21.89%	11.79%	10.90%	(6.00% )	36.45%
Net asset value	(19.60%	)	17.72%	14.69%	5.70%	(1.94% )	35.98%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$491,495		$631,424	$618,431	$607,988	$642,079	$825,611
Average net assets (000 omitted)	$570,313		$651,685	$525,841	$623,568	$756,480	$836,037
Net expenses	1.38%	(c)	1.35%	1.43%	1.35%	1.32%	1.26%
Net investment income/(loss)	(0.39%	)(c)	(0.48% )	(0.20% )	0.13%	(0.13% )	(0.02% )
Portfolio turnover	15.05%	(d)	22.34%	20.49%	14.43%	12.62%	12.15%

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
(c)	Annualized.
(d)	Not annualized.

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.       11

Notes to Financial Statements (unaudited)

June 30, 2022

1. Organization

The India Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1993 and commenced operations on February 23, 1994. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified closed-end management investment company.

The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time" subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the 1940 Act, and has an objective to maintain a $1.00 per share net asset value ("NAV"), which is not guaranteed. Generally, these investment types are categorized as Level 1 investments.

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund's Board of Directors (the "Board"). A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements

12        The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2022

to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of June 30, 2022 in valuing the Fund's investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$16,656,238	$485,390,040	$–	$502,046,278
Short-Term Investment	744,774	–	–	744,774
Total	$17,401,012	$485,390,040	$–	$502,791,052

Amounts listed as "–" are $0 or round to $0.

For the six-month period ended June 30, 2022, there were no significant changes to the fair valuation methodologies for the type of holdings in the Fund's portfolio.

The Fund held no Level 3 securities as of June 30, 2022.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

The India Fund, Inc.       13

Notes to Financial Statements (unaudited) (continued)

June 30, 2022

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Certain distributions received by the Fund could represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

d. Distributions:

The Fund has implemented a managed distribution policy ("MDP") to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The MDP is subject to regular review by the Board.

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a "regulated investment company" by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended December 31, 2021 are subject to such review.

f. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Assets and Liabilities.

The Fund calculates 10% long term capital gains tax for the gains realized after April 1, 2018. (See Deferred foreign capital gains tax on the Statement of Assets and Liabilities).

Effective April 1, 2020, dividends are taxed in the hands of the shareholder, which means a 20% tax (plus surcharge and tax) is withheld on dividend payments (potentially reduced by treaty if applicable). Previously, Indian companies paid the tax rate prior to the distribution of dividends to shareholders.

14	The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2022

g. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

3. Agreements and Transactions with Affiliates

a. Investment Manager:

abrdn Asia Limited ("abrdn Asia" or the "Investment Manager"), formerly Aberdeen Standard Investments (Asia) Limited, serves as the Fund's investment manager with respect to all investments. For its services, abrdn Asia receives fees at an annual rate of: (i) 1.10% for the first $500 million of the Fund's average weekly Managed Assets; (ii) 0.90% for the next $500 million of the Fund's average weekly Managed Assets; (iii) 0.85% for the next $500 million of the Fund's average weekly Managed Assets; and (iv) 0.75% for the Fund's average weekly Managed Assets in excess of $1.5 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes. For the six-month period ended June 30, 2022, abrdn Asia earned a gross management fee of $3,040,119.

b. Fund Administration:

abrdn Inc. (formerly, Aberdeen Standard Investments Inc.), an affiliate of abrdn Asia, serves as the Fund's administrator and receives a fee payable monthly by the Fund at an annual fee rate of 0.08% of the value of the Fund's average monthly net assets. During the six-month period ended June 30, 2022, the Fund paid a total of $226,250 in administrative fees to abrdn Inc.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion"). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average net assets per annum. Any difference between the capped rate of 0.05% of the Fund's average net assets per annum and the Fund's Portion is paid for by abrdn Inc.

Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.) among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended June 30, 2022, the Fund incurred investor relations fees of approximately $71,257. For the six-month period ended June 30, 2022, abrdn Inc. did not contribute to the investor relations fees for the Fund because the Fund's contribution was below 0.05% of the Fund's average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2022, were $89,383,239 and $146,060,114, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. As of June 30, 2022, there were 27,696,490 shares of common stock issued and outstanding.

On December 9, 2021, the Board of Directors declared the payment of an elective cash distribution to be paid in the amount of $0.80 per share of common stock, on January 31, 2022, to shareholders of record at the close of business on December 20, 2021. As announced, the distribution was payable in shares of the Fund's common stock. However, stockholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash paid out in the distribution was not limited. The common stock distributed was valued at $21.77 per share, which equaled the average trading price of the Fund's common shares on the NYSE as of the close of trading during a three-business day period ended on January 20, 2022. Following the closing of the elective cash distribution, there were 412,684 shares issued and the Fund's number of outstanding shares was 27,317,259.

The India Fund, Inc.	15

Notes to Financial Statements (unaudited) (continued)

June 30, 2022

The following table shows the shares issued by the Fund as a part of a quarterly distribution to shareholders during the six-month period ended June 30, 2022.

Payment Date	Shares Issued
June 30, 2022	379,231

6. Open Market Repurchase Policy

Under the open market repurchase policy, the Fund did not repurchase any shares during the six-month period ended June 30, 2022.

7. Portfolio Investment Risks

a. Risks Associated with Indian Markets:

The Indian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Indian securities involve special risks and considerations not present with respect to U.S. securities.

India has undergone and may continue to undergo rapid change and lack the social, political and economic stability of more developed countries. The value of the Fund's assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India's relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund's portfolio.

Economic growth in India is constrained by inadequate infrastructure, a cumbersome bureaucracy, corruption, labor market rigidities, regulatory and foreign investment controls, the "reservation" of key products for small-scale industries and high fiscal deficits. Changes in economic policies, or lack of movement toward economic liberalization, could negatively affect the general business and economic conditions in India, which could in turn affect the Fund's investments.

There is also the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including pandemic, war or terrorist attacks). All of these factors could adversely affect the economy of India, make the prices of Indian securities generally more volatile than the prices of securities of companies in developed markets and increase the risk of loss to the Fund.

b. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.

Financial Sector Risk. To the extent that the financial sector represents a significant portion of the Fund's investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

c. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile

16	The India Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2022

markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

d. Market Events Risk:

Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.

One such event is the COVID-19 pandemic, which has caused major disruptions to economies and markets around the world, including the markets in which the Fund invests, and which has and may continue to negatively impact the value of certain of the Fund's investments. Although vaccines for COVID-19 and variants thereof are becoming more widely available, the COVID-19 pandemic and impacts thereof may continue for an extended period of time and may vary from market to market. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject. Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.

In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected by such events.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

9. Tax Information

The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of June 30, 2022, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$347,239,621	$180,699,480	$(25,148,049)	$155,551,431

10. Recent Rulemaking

In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. The new regulations also rescinded and withdrew the guidance of the SEC and its staff on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022 (after the period covered by this report). The Funds are currently complying with the new regulations that are now in effect.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2022.

On August 9, 2022, the Fund announced that it will pay on September 30, 2022 a stock distribution of $0.46 per share to all shareholders of record as of August 24, 2022.

The India Fund, Inc.	17

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on May 26, 2022. The description of each proposal and number of shares voted at the meeting are as follows:

To elect two Class III Directors to the Board of Directors to serve until the 2025 Annual Meeting of Shareholders:

	Votes For	Votes Withheld	Votes Abstained
Hugh Young	17,271,650	1,020,513	219,861
Nancy Yao Maasbach	17,365,100	944,407	202,516

To approve the continuation of the terms of three Directors under the Fund's Corporate Governance Policies until the 2023 Annual Meeting of Shareholders:

	Votes For	Votes Against/Withheld	Votes Abstained
Jeswald Salacuse (Class I)	17,444,681	859,316	208,028
Luis Rubio (Class II)	17,452,798	854,294	204,931
Hugh Young (Class III)	17,313,703	993,573	204,747

18	The India Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the "Plan"), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the "Plan Agent") in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment to the Plan Agent for investment in the Fund's common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market within five business days after receiving the funds.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a per share fee (currently $0.02) incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare's broker, net of fees, for each batch order and will

The India Fund, Inc.	19

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone or using Investor Center. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

20	The India Fund, Inc.

Corporate Information

Directors	Custodian
Alan Goodson	State Street Bank and Trust Company
Nisha Kumar	1 Heritage Drive, 3rd Floor
Nancy Yao Maasbach	North Quincy, MA 02171
Luis F. Rubio
Jeswald W. Salacuse, Chairman	Transfer Agent
Hugh Young	Computershare Trust Company, N.A.
P.O. Box 505000
Investment Manager	Louisville, KY 40233
abrdn Asia Limited
21 Church Street	Independent Registered Public Accounting Firm
#01-01 Capital Square Two	KPMG LLP
Singapore 049480	1601 Market Street
Philadelphia, PA 19103
Administrator
abrdn Inc.	Fund Legal Counsel
1900 Market Street, Suite 200	Dechert LLP
Philadelphia, PA 19103	1900 K Street, N.W.
Washington, DC 20006

Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

The Financial Statements as of June 30, 2022, included in this report, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The India Fund, Inc. are traded on the NYSE under the symbol "IFN". Information about the Fund's net asset value and market price is available at www.abrdnifn.com.

This report, including the financial information herein, is transmitted to the shareholders of The India Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

IFN-SEMI-ANNUAL

(b) Not applicable.

Item 2 - Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3 - Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5 - Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6 - Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b)  There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1)of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2022, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the Registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)      Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)      Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the Registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)           A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The India Fund, Inc.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 6, 2022

By (Signature and Title):	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer

Date: September 6, 2022